SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)

                         July 9, 2001 (July 9, 2001)
                      ---------------------------------

                           THE WARNACO GROUP, INC.
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              (Exact Name of Registrant as Specified in Charter)


   Delaware                   1-10857                 95-4032739
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(State or Other             (Commission             (IRS Employer
Jurisdiction                 File Number)         Identification No.)
of Incorporation)


90 Park Avenue, New York, New York                     10016
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone
number, including area code                       (212) 661-1300
                                         ----------------------------------

                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)




Item 5.           Other Events.

     The Warnaco Group, Inc. announced today that the U.S. Bankruptcy Court for the Southern District of New York has entered a final order approving the full amount of the Company's $600 million Debtor-in-Possession (DIP) financing agreement from a consortium of banks led by Citibank, J.P. Morgan Chase and The Bank of Nova Scotia.

     As previously reported, on June 11, 2001, the Company had received interim approval permitting $375 million of the $600 million DIP facility to be made available. The Court today approved the remaining balance of $225 million.

     The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference in this Form 8-K.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

      (c)         Exhibits.

         99.1     Press Release, dated July 9, 2001.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE WARNACO GROUP, INC.


Dated:   July 9, 2001       By:   /s/  Stanley P. Silverstein
                                  ----------------------------------------
                                  Name:  Stanley P. Silverstein
                                  Title: Vice President, General Counsel
                                         and Secretary





                                 EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated July 9, 2001